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STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT DATED OCTOBER 26, 2007

THE PURPOSE OF THIS SUPPLEMENT IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR THE CASH MANAGEMENT, CORPORATE, INSTITUTIONAL, PERSONAL INVESTMENT, PRIVATE INVESTMENT, RESERVE, RESOURCE AND SWEEP CLASSES, AS APPLICABLE, OF THE PORTFOLIOS LISTED BELOW:

Government & Agency Portfolio
Government TaxAdvantage Portfolio
Liquid Assets Portfolio
STIC Prime Portfolio
Treasury Portfolio
Tax-Free Cash Reserve Portfolio
Premier Portfolio
Premier Tax-Exempt Portfolio
Premier U.S. Government Money Portfolio

The information pertaining to Patrick J. P. Farmer appearing under the heading "TRUSTEES AND OFFICERS - OTHER OFFICERS" in Appendix C in the Statement of Additional Information is deleted in its entirety.